Exhibit 99.1

CONTACT: Robert Atkinson, Tween Brands, Phone 614-775-3739
Tween Brands Updates Earnings Guidance
     NEW ALBANY, Ohio; October 26, 2006 – Tween Brands, Inc. (NYSE:TWB) said today that based on the net sales results for the twelve week period ended October 21, 2006, it is comfortable with the current First Call average earnings estimate for the third quarter ending October 28, 2006 of $0.57 per diluted share, which would be a 19% increase on the $0.48 per diluted share reported for third quarter last year. The company added that its earnings expectation for the current quarter assumes a mid-single digit positive comparable sales increase, a range consistent with its previous guidance.
For the full fiscal year ending February 3, 2007, Tween Brands said it expects earnings per diluted share to be in the range $2.05 to $2.10, a range that compares favorably with the company’s previous guidance to $2.00 to $2.10 for fiscal 2006. The company reported earnings per diluted share of $1.60 for fiscal 2005.
Tween Brands plans to release the operating results for the third quarter ending October 28, 2006 on Wednesday, November 15, 2006, before the opening of trading on the New York Stock Exchange that day. Today’s guidance update is being done in conjunction with the company’s participation in the SIG Consumer Focus Forum being held today in New York City.
About Tween Brands, Inc.
Tween Brands, Inc. is a leading specialty retailer for tweens (ages 7 to 14). At Limited Too, the company sells sportswear, related accessories and key lifestyle items for active, fashion-aware tween girls. Limited Too currently operates 570 stores in 46 states and Puerto Rico, and has a select number of international franchised stores. Limited Too publishes a catazine coinciding with key tween shopping times throughout the year and conducts e-commerce on its Web site, www.limitedtoo.com.
Justice is the company’s newer specialty retail concept for tween girls, offering moderately-priced sportswear, key accessories and lifestyle items in predominantly off-the-mall store sites. Justice also publishes a catazine for its tween customers and currently operates 140 stores across the United States, the locations of which can be found on their Web site, www.justicejustforgirls.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains various “forward-looking statements” specifically related to the company’s earnings outlook for 2006, within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “target,” “believe,” “intend,” “plan,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “prospects,” “outlook,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results for 2006 to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this press release: changes in consumer spending patterns, consumer preferences and overall economic conditions; decline in the demand for our merchandise; the impact of competition and pricing; the effectiveness of our brand awareness and marketing programs; a significant change in the regulatory environment applicable to our business; risks associated with our sourcing and logistics functions; changes in existing or potential trade restrictions, duties, tariffs or quotas; currency and exchange risks; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; the potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere; acts of terrorism in the U.S. or worldwide; and other risks that may be described in other reports and filings we make with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included here will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Company Home Page: www.tweenbrands.com
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